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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 33-54047



             SUPPLEMENT DATED AUGUST 21, 2002 TO THE PROSPECTUS OF
              MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
                                CLASS X SHARES
                               DATED MAY 1, 2002



The subsections of the Prospectus pertaining to the North American Government Securities Portfolio and the Emerging Markets Portfolio in the section of the Prospectus titled "THE PORTFOLIOS" are hereby supplemented by the following:


      On August 20, 2002, the shareholders of each of the North American Government Securities Portfolio and the Emerging Markets Portfolio approved a Plan of Liquidation and Dissolution pursuant to which the assets of the respective Portfolios will be liquidated and the proceeds, net of expenses, will be distributed to shareholders. Contract owners who have not transferred their contract values out of these Portfolios by the date of the liquidation (anticipated to take place on or about September 25, 2002) will have their contract values invested in shares of these Portfolios automatically transferred to the variable account that invests in the Money Market Portfolio of the Fund.